                                                                    EXHIBIT 99.4

Jan-2001                        1995-C                             Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                                  $3,512,448,473.12
Beginning of the Month Finance Charge Receivables:                                             $  174,535,982.97
Beginning of the Month Discounted Receivables:                                                 $            0.00
Beginning of the Month Total Receivables:                                                      $3,686,984,456.09

Removed Principal Receivables:                                                                 $            0.00
Removed Finance Charge Receivables:                                                            $            0.00
Removed Total Receivables:                                                                     $            0.00

Additional Principal Receivables:                                                              $            0.00
Additional Finance Charge Receivables:                                                         $            0.00
Additional Total Receivables:                                                                  $            0.00

Discounted Receivables Generated this Period:                                                  $            0.00

End of the Month Principal Receivables:                                                        $3,417,370,236.31
End of the Month Finance Charge Receivables:                                                   $  174,608,577.11
End of the Month Discounted Receivables:                                                       $            0.00
End of the Month Total Receivables:                                                            $3,591,978,813.42

Special Funding Account Balance                                                                $            0.00
Aggregate Invested Amount (all Master Trust II Series)                                         $2,300,000,000.00
End of the Month Transferor Amount                                                             $1,117,370,236.31
End of the Month Transferor Percentage                                                                    32.70%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                                     $   83,634,689.18
     60-89 Days Delinquent                                                                     $   62,753,085.90
     90+ Days Delinquent                                                                       $  121,883,424.41

     Total 30+ Days Delinquent                                                                 $  268,271,199.49
     Delinquent Percentage                                                                                 7.47%

Defaulted Accounts During the Month                                                            $   22,890,721.14
Annualized Default Percentage                                                                              7.82%

Jan-2001                        1995-C                             Page 2


Principal Collections                                                                            $448,049,912.53
Principal Payment Rate                                                                                    12.76%

Total Payment Rate                                                                                        13.67%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                                                             $322,000,000.00
     Class B Initial Invested Amount                                                             $ 28,000,000.00
                                                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                                                    $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                                                     $368,000,000.00
     Class B Invested Amount                                                                     $ 32,000,000.00
                                                                                                 ---------------
TOTAL INVESTED AMOUNT                                                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                            11.39%

PRINCIPAL ALLOCATION PERCENTAGE                                                                           11.39%

MONTHLY SERVICING FEE                                                                            $    500,000.00

INVESTOR DEFAULT AMOUNT                                                                          $  2,606,810.75

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                                    92.00%

     Class A Finance Charge Collections                                                          $  6,325,720.12
     Other Amounts                                                                               $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                                                    $  6,325,720.12

     Class A Monthly Interest                                                                    $  1,883,126.53
     Class A Servicing Fee                                                                       $    460,000.00
     Class A Investor Default Amount                                                             $  2,398,265.89

TOTAL CLASS A EXCESS SPREAD                                                                      $  1,584,327.70

REQUIRED AMOUNT                                                                                  $          0.00

Jan-2001                        1995-C                             Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                                     8.00%

     Class B Finance Charge Collections                                                            $  550,062.62
     Other Amounts                                                                                 $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                                      $  550,062.62

     Class B Monthly Interest                                                                      $  167,083.47
     Class B Servicing Fee                                                                         $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                                                        $  342,979.15

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                                $1,927,306.85

     Excess Spread Applied to Required Amount                                                      $        0.00

     Excess Spread Applied to Class A Investor Charge Offs                                         $        0.00

     Excess Spread Applied to Class B Interest, Servicing Fee, and Default Amount                  $  208,544.86

     Excess Spread Applied to Class B Reductions of Class B Investe                                $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                                          $   26,666.66

     Excess Spread Applied to Cash Collateral Account                                              $        0.00

     Excess Spread Applied to Reserve Account                                                      $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                                     $      154.81

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                            $1,691,940.52

Jan-2001                        1995-C                             Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                                         $9,561,492.27

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                                                      $        0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                                                $        0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                                                   $        0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items                                             $        0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                                                        $        0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                                                    $        0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                                        $        0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                                                $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                                                   $        0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                                              8.15%
    Base Rate (Prior Month)                                                                                8.98%
    Base Rate (Two Months Ago)                                                                             8.89%
                                                                                                           -----
THREE MONTH AVERAGE BASE RATE                                                                              8.67%

    Portfolio Yield (Current Month)                                                                       12.81%
    Portfolio Yield (Prior Month)                                                                         12.49%
    Portfolio Yield (Two Months Ago)                                                                      12.43%
                                                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                                       12.57%

Jan-2001                        1995-C                             Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                                                              92.00%

    Class A Principal Collections                                                                 $46,942,287.97

CLASS B PRINCIPAL PERCENTAGE                                                                               8.00%

    Class B Principal Collections                                                                 $ 4,081,938.08

TOTAL PRINCIPAL COLLECTIONS                                                                       $51,024,226.05

INVESTOR DEFAULT AMOUNT                                                                           $ 2,606,810.75

REALLOCATED PRINCIPAL COLLECTIONS                                                                 $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                                 $         0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                                                $         0.00
    Deficit Controlled Accumulation Amount                                                        $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                    $         0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                                                $         0.00
    Deficit Controlled Accumulation Amount                                                        $         0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                    $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                                 $53,631,036.80

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                           $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                           $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                                                               $52,000,000.00
    Available Cash Collateral Amount                                                              $52,000,000.00

Jan-2001                        1995-C                             Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                                                     $0.00
    Class B Interest Rate Cap Payments                                                                     $0.00

TOTAL DRAW AMOUNT                                                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                            $0.00



                                       First USA Bank, National Association
                                       as Servicer

                                       By:    /s/ Tracie Klein
                                              ------------------------------
                                              Tracie H. Klein
                                              First Vice President